                             LETTER OF TRANSMITTAL

                  TO ACCOMPANY CERTIFICATES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF
                          ATLANTIC TELE-NETWORK, INC.

              By Mail:                            By Hand or Overnight:


        THE BANK OF NEW YORK                      THE BANK OF NEW YORK
    Tender & Exchange Department                   101 Barclay Street
           P.O. Box 11248                      Receive and Deliver Window
        Church Street Station                   New York, New York 10286
    New York, New York 10286-1248

                     For Information: Call (800) 507-9357

  PLEASE FILL IN ALL APPLICABLE BLANKS, FOLLOW ALL INSTRUCTIONS CAREFULLY AND SIGN THIS LETTER OF TRANSMITTAL IN THE SPACE PROVIDED BELOW. THE LETTER OF TRANSMITTAL, TOGETHER WITH YOUR CERTIFICATE(S) FOR SHARES OF COMMON STOCK, SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE TO THE EXCHANGE AGENT.

               DESCRIPTION OF SHARES OF COMMON STOCK SURRENDERED
-------------------------------------------------------------------------------

NAME AND ADDRESS OF REGISTERED HOLDER AS IT
    APPEARS ON CERTIFICATE(S). (IF THE
   INFORMATION BELOW IS INCORRECT IN ANY
    RESPECT, PLEASE PROVIDE THE CORRECT           CERTIFICATE(S) TRANSMITTED (ATTACH
               INFORMATION.)                     ADDITIONAL SIGNED LIST IF NECESSARY.)
------------------------------------------------------------------------------------------
                                                                     NUMBER OF SHARES
                                                   CERTIFICATE        REPRESENTED BY
                                                    NUMBER(S)         CERTIFICATE(S)
                                       ---------------------------------------------------
                                       ---------------------------------------------------
                                       ---------------------------------------------------
                                       ---------------------------------------------------
                                       ---------------------------------------------------
                                       ---------------------------------------------------
                                                  TOTAL SHARES

-------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE INSTRUCTIONS BELOW

LADIES AND GENTLEMEN:

  1. The undersigned hereby surrenders to The Bank of New York (the "Exchange Agent") the certificate(s) described above representing shares of Common Stock, par value $0.01 per share (the "Company Common Stock"), of Atlantic Tele-Network, Inc. (the "Company"), each of which shares of Company Common Stock is to be converted into the right to receive four-tenths (0.4) of a share of Company Common Stock and one share of Emerging Communications, Inc. ("ECI") Common Stock pursuant to an Agreement and Plan of Merger, dated as of August 11, 1997 (the "Merger Agreement"), between ATN Merger Co., a newly organized Delaware corporation and a wholly owned subsidiary of the Company ("Mergerco"), and the Company, providing for the merger of Mergerco with and into the Company (the "Merger"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement. Delivery of the enclosed certificate(s) shall be effected, and risk of loss and title to such certificate(s) shall pass, only upon delivery thereof to the Exchange Agent in accordance with the terms of this letter. The conversion of each share of Company Common Stock into the right to receive four-tenths (0.4) of a share of Company Common Stock and one share of ECI Common Stock is provided for in and governed by the Merger Agreement and is also subject to the terms and conditions set forth in this letter. All questions as to the validity, form and eligibility of surrender of certificates hereunder will be determined by the Company and the Exchange Agent, and such determination shall be final and binding on all parties.

  2. The undersigned hereby represents and warrants that he, she or it has full authority to surrender the certificate(s) representing shares of Company Common Stock and has good and marketable title to the shares of Company Common Stock transmitted hereby, free and clear of any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever. The undersigned agrees, upon request, to execute any additional documents necessary or desirable to complete the delivery of the shares transmitted hereby.

  3. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Unless otherwise indicated under "Special Delivery Instructions" (as described below), all payments in respect of the shares represented by the certificates surrendered herewith will be made by check mailed to the undersigned at the address shown below the undersigned's signature or by wire transfer, as indicated.


   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS


  See Instruction A. To be com-              To be completed ONLY if delivery
 pleted ONLY if the Company and             of the Company and ECI certifi-
 ECI certificates are to be issued          cates is to be made to someone
 in the name of and sent to some-           other than the person(s) signing
 one other than the person(s)               under "Signature" at an address
 signing under "Signature."                 other than that shown below the
                                            aforesaid signature(s).


 Issue the Company and ECI certif-
 icates to:                                 Mail to:
 Name _____________________________         Name______________________________
           (PLEASE PRINT)                             (PLEASE PRINT)
 Address __________________________         Address __________________________
 __________________________________         __________________________________
 __________________________________         __________________________________
         (INCLUDE ZIP CODE)                         (INCLUDE ZIP CODE)
 __________________________________         __________________________________


                           WIRE TRANSFER INSTRUCTIONS
                       Name _____________________________
                       Bank Address _____________________
                       __________________________________
                       __________________________________
                       Account Name _____________________
                       Account Number ___________________

  The undersigned represents that he, she or it is a stockholder as described above and has read and agrees to all of the terms and conditions set forth above.
                                   SIGN HERE
                            (ALSO COMPLETE FORM W-9)
 .............................................................
 .............................................................
                  (SIGNATURE(S) OF HOLDER(S))
 Dated .......................................................

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction D.)


 Name(s)......................................................
      .....................................................
                         (PLEASE PRINT)

 Capacity.....................................................
                          (FULL TITLE)

 Address......................................................

      .....................................................

      .....................................................
                       (INCLUDE ZIP CODE)

 Telephone No.................................................

 Date ........................................................

                       SIGNATURE GUARANTEE (IF REQUIRED)
                              (See Instruction A)

 By...........................................................

 Title........................................................

 Name of Institution..........................................

 Address......................................................

 Date ........................................................

                 PLEASE READ CAREFULLY THE INSTRUCTIONS BELOW

                                 INSTRUCTIONS

  Forming Part of Terms and Conditions of the Letter of Transmittal

  A. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the Securities Exchange Act of 1934 (the "Exchange Act")), by a member firm of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" (bank, stockholder, savings and loan association or credit union with membership approved signature guarantee medallion program) as defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes hereof, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares), unless such holder(s) has (have) completed the "SPECIAL ISSUANCE INSTRUCTIONS" or the "SPECIAL DELIVERY INSTRUCTIONS" above or (ii) such shares are tendered for the account of an Eligible Institution.

  B. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all shares of Company Common Stock, together with a properly completed and duly executed Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at the address set forth above. A pre-addressed envelope is enclosed for your convenience.

  The method of delivery of certificates for shares of Company Common Stock and all other documents is at the option and risk of the stockholder. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS HIGHLY RECOMMENDED.

  If transmitted certificates for shares of Company Common Stock are registered in different names on different certificates, it will be necessary to complete, sign and transmit as many separate Letters of Transmittal as there are registrations of Certificates. As many separate Letters of Transmittal as are necessary may be obtained from the Exchange Agent.

  C. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of shares of Company Common Stock should be listed on a separate signed schedule attached hereto containing all of the information called for in the Letter of Transmittal.

  D. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the certificates for shares of Company Common Stock transmitted hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If the certificates for shares of Company Common Stock are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and any other document requiring signature.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must so indicate when signing, giving such persons' full capacities. If additional documents are required you will be so advised.

  E. LOST CERTIFICATES. In the event that a stockholder is unable to deliver to the Exchange Agent certificate(s) representing his or her shares of Company Common Stock due to mutilation, loss, theft or destruction of such certificate(s), this Letter of Transmittal may be submitted, together with an affidavit of such theft, loss or destruction, a bond of indemnity and any other documents which may be required, subject to acceptance at the discretion of the Company or the Exchange Agent.

  F. MISCELLANEOUS. The Exchange Agent will begin mailing the converted shares of Company Common Stock and ECI Common Stock, in exchange for shares of Company Common Stock as to which certificates and a properly completed and duly executed Letter of Transmittal, together with any other documents required hereby, are received as promptly as reasonably practicable after the Effective Time of the Merger.

  None of the Company, Mergerco or the Exchange Agent shall be obligated to give notice of any defects or any irregularities in any Letter of Transmittal and none of them shall incur any liability for failure to give any such notice.

  All inquiries with regard to surrender of stock certificates evidencing Company Common Stock should be made directly to the Exchange Agent at (800) 507-9357.

  G. SUBSTITUTE FORM W-9. Under the Federal Income Tax Law, a non-exempt stockholder is required to provide the Exchange Agent with such stockholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the stockholder to 31% federal income tax withholding on the payment of any cash.

  The stockholder must check the box in Part 1(b) if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 31% on all payments to such stockholders of any cash consideration due for their former shares of Company Common Stock. Please review the enclosed Guidelines for Certification of Taxpayers Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

                      PAYOR'S NAME: THE BANK OF NEW YORK

-------------------------------------------------------------------------------

                           Name: _____________________________________________


       SUBSTITUTE
        FORM W-9           Address: __________________________________________
                                           (NUMBER AND STREET)


    DEPARTMENT OF THE
    TREASURY INTERNAL      ---------------------------------------------------
     REVENUE SERVICE                                   TIN __________________
                              (CITY)(STATE)(ZIP CODE)
                           PART 1(A) -- PLEASE
                           PROVIDE YOUR TIN IN THE
                           BOX AT THE RIGHT AND
                           CERTIFY BY SIGNING AND
                           DATING BELOW

                          -----------------------------------------------------

                           PART 1(B) -- PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF,
                           YOUR TIN     [_]

                                                          (SOCIAL SECURITY
                                                        NUMBER OR (EMPLOYER
                                                           IDENTIFICATION
                                                              NUMBER)

   PAYOR'S REQUEST FOR    -----------------------------------------------------
 TAXPAYER IDENTIFICATION
   NUMBER ("TIN") AND
      CERTIFICATION

                          -----------------------------------------------------
                           PART 2 -- FOR PAYEES EXEMPT FROM BACKUP
                           WITHHOLDING PLEASE WRITE "EXEMPT" HERE

                           (SEE INSTRUCTIONS)

                          -----------------------------------------------------
                           PART 3 -- CERTIFICATION UNDER PENALTIES OF
                           PREJURY, I CERTIFY THAT (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                           SIGNATURE ____________________________   DATE ______


  You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Payor, 31 percent of all payments made to me pursuant to this Offer shall be retained until I provide a Tax Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty
 (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

 ---------------------------------------------------------------------------
               SIGNATURE                               DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.